McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036

917-777-4337

April 28, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust 2004-2,
Home Equity Pass-Through Certificates, Series 2004-2
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Credit Suisse First Boston Mortgage Securities Corp. and Home Equity Asset Trust 2004-2 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4337.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Priti Dave

Priti Dave

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 1, 2004
Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-107055 (Commission File Number)	13-3320910 (IRS Employer ID Number)
11 Madison Avenue, New York, N.Y.	10010
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 325-2000
N/A (Former name or former address, if changed since last report)

Item 5.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of March 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Home Mortgage, Inc., as a servicer (“WFHMI”), Ocwen Federal Bank FSB, as a servicer (“Ocwen”), Wells Fargo Bank Minnesota, N.A., as back-up servicer, The Murrayhill Company, as credit risk manager and U.S. Bank National Association, as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by Home Equity Asset Trust 2004-2 of Home Equity Pass-Through Certificates, Series 2004-2.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE CORP.

By:

/s/ Brian L. Simons__

Name:

Brian L. Simons

Title:

Vice President

Dated:  April 28, 2004

EXHIBIT 4.1